    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998.

                                                      REGISTRATION NO. 333-47975
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 2

                                       TO
                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                       PHILIPS INTERNATIONAL REALTY CORP.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS GOVERNING INSTRUMENTS)

                            ------------------------

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                                 (212) 545-1100
                         (ADDRESS, INCLUDING ZIP CODE,
                   AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                PHILIP PILEVSKY
                             CHAIRMAN OF THE BOARD
                          AND CHIEF EXECUTIVE OFFICER
                       PHILIPS INTERNATIONAL REALTY CORP.
                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                                 (212) 545-1100
                      (NAME, ADDRESS, INCLUDING ZIP CODE,
                   AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

       JONATHAN A. BERNSTEIN                            LYNN TOBY FISHER
           BLAKE HORNICK                            KAYE, SCHOLER, FIERMAN,

 PRYOR CASHMAN SHERMAN & FLYNN LLP                    HAYS & HANDLER, LLP
          410 PARK AVENUE                               425 PARK AVENUE
      NEW YORK, NEW YORK 10022                      NEW YORK, NEW YORK 10022
           (212) 421-4100                                (212) 836-8000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

------------------------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

------------------------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

------------------------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM
                                                              AGGREGATE OFFERING                AMOUNT OF
         TITLE OF SECURITIES BEING REGISTERED                      PRICE(1)                  REGISTRATION FEE
Common Stock, par value $.01 per share.................          $173,880,000                    $51,295

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Act.

                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 31. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the fees and expenses paid by the Company in connection with the issuance and distribution of the securities being registered hereunder. Except for the Securities and Exchange Commission registration fee, all amounts are estimates.


Securities and Exchange Commission Registration Fee................................$  $51,295
NASD Fee...........................................................................    17,888
New York Stock Exchange Listing Fee................................................   108,233
Transfer Agent and Registrar's Fees................................................    20,000
Printing and Engraving Expenses....................................................   300,000
Legal Fees and Expenses (other than Blue Sky)...................................... 2,300,000
Accounting Fees and Expenses....................................................... 1,300,000
Blue Sky Fees and Expenses.........................................................    10,000
Miscellaneous Expenses.............................................................   200,000
                                                                                      -------
   Total.........................................................................  $4,307,416
                                                                                      -------
                                                                                      -------


     (b) Exhibits.


EXHIBIT
NUMBER    DESCRIPTION
-------   ---------------------------------------------------------------------------------------------------------
 1.1*     Form of Underwriting Agreement
 3.1      Amended and Restated Articles of Incorporation of the Company (filed as Exhibit 3.1 to the Company's Form
          8-K dated December 31, 1997 and incorporated herein by reference)
 3.2      Articles Supplementary of Series A Preferred Stock (filed as Exhibit 3.2 to the Company's Form 8-K dated
          December 31, 1997 and incorporated herein by reference)
 3.3**    Second Amended and Restated By-Laws of the Company
 3.4**    Form of Certificate of Common Stock
 5.1*     Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Common Stock being registered
 8.1*     Opinion of Pryor Cashman Sherman & Flynn LLP regarding tax matters
10.1*     Amended and Restated Agreement of Limited Partnership of the Operating Partnership
10.2      Form of 1997 Stock Option and Long-Term Incentive Plan of the Company (filed as Exhibit 10.2 to the
          Company's Registration Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)

10.3      Form of Agreement of Limited Partnership for Property Partnerships (filed as Exhibit 10.3 to the
          Company's Registration Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
10.4      Form of Articles of Incorporation of Philips Subs (filed as Exhibit 10.4 to the Company's Registration
          Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
10.5      Form of Bylaws of Philips Subs (filed as Exhibit 10.5 to the Company's Registration Statement on Form
          S-4, Registration No. 333-41431, and incorporated herein by reference)
10.6      Contribution and Exchange Agreement, dated August 11, 1997, among National, the Board of Trustees, the
          Company, the Operating Partnership and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof (filed as Exhibit 10.6 to the Company's Registration Statement on Form S-4, Registration No.
          333-41431, and incorporated herein by reference)

EXHIBIT
NUMBER    DESCRIPTION
-------   ---------------------------------------------------------------------------------------------------------
10.7      Form of Registration Rights Agreement among the Company and certain holders of limited partnership interests in the Operating Partnership (filed as Exhibit 10.7 to the Company's Registration Statement on
          Form S-4, Registration No. 333-41431, and incorporated herein by reference)
10.8      Amended and Restated Management Agreement among the Company, the Operating Partnership and Philips
          International Management Corp. (filed as Exhibit 10.8 to the Company's Form 10-K for the year ended
          December 31, 1997 and incorporated herein by reference)
10.9      Amended and Restated Non-Competition Agreement among the Company, the Operating Partnership, Philip
          Pilevsky and Sheila Levine (filed as Exhibit 10.9 to the Company's Form 10-K for the year ended December
          31, 1997 and incorporated herein by reference)
10.10     Employment Agreement between the Company and Louis J. Petra (filed as Exhibit 10.1 to the Company's Form
          8-K dated December 31, 1997 and incorporated herein by reference)
10.11     Employment Agreement between the Company and Sheila Levine (filed as Exhibit 10.2 to the Company's Form
          8-K dated December 31, 1997 and incorporated herein by reference)
10.12*    Employment Agreement between the Company and Brian J. Gallagher
10.13     Form of Warrant (filed as Exhibit 10.12 to the Company's Registration Statement on Form S-4, Registration
          No. 333-41431, and incorporated herein by reference)
10.14     Amendment No. 1 to Contribution and Exchange Agreement, dated as of December 29, 1997 (filed as Exhibit
          10.13 to the Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
10.15     Non-Recourse Secured Promissory Note of National Properties Trust (filed as Exhibit 10.14 to the
          Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
10.16*    Commitment Letter and Term Sheet with respect to Credit Facility among the Company, the Operating
          Partnership and Prudential Securities Credit Corporation
10.17     Form of Amended and Restated Mortgage Assignment of Leases, Security Agreement and Spreader Agreement and
          Renewal Promissory Note for Mall on the Mile and Palm Springs Village (filed as Exhibit 10.15 to the
          Company's Form 10-K for the year ended December 31, 1997 and incorporated herein by reference)
10.18**   Form of Letter Agreement with respect to Supplemental Representations and Warranties
10.19**   Form of Letter Agreement with respect to Right of First Refusal
21.1      List of Subsidiaries of the Company (filed as Exhibit 21.1 to the Company's Form 10-K for the year ended

          December 31, 1997 and incorporated herein by reference)
23.1**    Consent of Ernst & Young LLP
23.2**    Consent of Rosen Consulting Group
23.3*     Consent of Ballard Spahr Andrews & Ingersoll (contained in Exhibit 5.1)
23.4*     Consent of Pryor Cashman Sherman & Flynn LLP (contained in Exhibit 8.1)
24.1**    Power of Attorney (contained on signature page)
27.1**    Financial Data Schedule

------------------------

 * Filed herewith

** Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 1998.



                                          PHILIPS INTERNATIONAL REALTY CORP.


                                          By:      /s/ PHILIP PILEVSKY
                                              ----------------------------------
                                                       PHILIP PILEVSKY
                                                 Chairman of the Board and
                                                  Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                SIGNATURE                                      TITLE                             DATE
------------------------------------------  -------------------------------------------   -------------------
                /s/ PHILIP PILEVSKY         Director, Chief Executive Officer and              April 30, 1998
------------------------------------------  Chairman of the Board
             Philip Pilevsky

                    *                       Director and President                             April 30, 1998
------------------------------------------
              Louis J. Petra

                    *                       Director, Chief Operating Officer,                 April 30, 1998
------------------------------------------  Executive Vice President and Secretary
              Sheila Levine

                    *                       Chief Financial Officer, Acquisitions              April 30, 1998
------------------------------------------  Director and Treasurer
            Brian J. Gallagher

                    *                       Director                                           April 30, 1998
------------------------------------------
             Arnold S. Penner


                    *                       Director                                           April 30, 1998
------------------------------------------
             A. F. Petrocelli

                    *                       Director                                           April 30, 1998
------------------------------------------
               Elise Jaffe

                    *                       Director                                           April 30, 1998
------------------------------------------
              Robert Grimes

        * By: /s/ PHILIP PILEVSKY
                  Philip Pilevsky
                 Attorney-in-Fact

                                 EXHIBIT INDEX



 EXHIBIT
  NUMBER     DESCRIPTION
----------   ------------------------------------------------------------------------------------------
    1.1*     Form of Underwriting Agreement
    3.1      Amended and Restated Articles of Incorporation of the Company (filed as Exhibit 3.1 to the
             Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
    3.2      Articles Supplementary of Series A Preferred Stock (filed as Exhibit 3.2 to the Company's
             Form 8-K dated December 31, 1997 and incorporated herein by reference)
    3.3**    Second Amended and Restated By-Laws of the Company
    3.4**    Form of Certificate of Common Stock
    5.1*     Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Common Stock being registered
    8.1*     Opinion of Pryor Cashman Sherman & Flynn LLP regarding tax matters
   10.1*     Amended and Restated Agreement of Limited Partnership of the Operating Partnership
   10.2      Form of 1997 Stock Option and Long-Term Incentive Plan of the Company (filed as Exhibit
             10.2 to the Company's Registration Statement on Form S-4, Registration No. 333-41431, and
             incorporated herein by reference)
   10.3      Form of Agreement of Limited Partnership for Property Partnerships (filed as Exhibit 10.3 to the Company's Registration Statement on Form S-4, Registration No. 333-41431, and
             incorporated herein by reference)
   10.4      Form of Articles of Incorporation of Philips Subs (filed as Exhibit 10.4 to the Company's
             Registration Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
   10.5      Form of Bylaws of Philips Subs (filed as Exhibit 10.5 to the Company's Registration
             Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
   10.6      Contribution and Exchange Agreement, dated August 11, 1997, among National, the Board of
             Trustees, the Company, the Operating Partnership and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by
             Philip Pilevsky and certain partners and members thereof (filed as Exhibit 10.6 to the
             Company's Registration Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
   10.7      Form of Registration Rights Agreement among the Company and certain holders of limited partnership interests in the Operating Partnership (filed as Exhibit 10.7 to the Company's
             Registration Statement on Form S-4, Registration No. 333-41431, and incorporated herein by reference)
   10.8      Amended and Restated Management Agreement among the Company, the Operating Partnership and
             Philips International Management Corp. (filed as Exhibit 10.8 to the Company's Form 10-K for the year ended December 31, 1997 and incorporated herein by reference)
   10.9      Amended and Restated Non-Competition Agreement among the Company, the Operating
             Partnership, Philip Pilevsky and Sheila Levine (filed as Exhibit 10.9 to the Company's
             Form 10-K for the year ended December 31, 1997 and incorporated herein by reference)
   10.10     Employment Agreement between the Company and Louis J. Petra (filed as Exhibit 10.1 to the
             Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)

 EXHIBIT
  NUMBER     DESCRIPTION
----------   ------------------------------------------------------------------------------------------
   10.11     Employment Agreement between the Company and Sheila Levine (filed as Exhibit 10.2 to the
             Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
   10.12*    Employment Agreement between the Company and Brian J. Gallagher
   10.13     Form of Warrant (filed as Exhibit 10.12 to the Company's Registration Statement on Form
             S-4, Registration No. 333-41431, and incorporated herein by reference)
   10.14     Amendment No. 1 to Contribution and Exchange Agreement, dated as of December 29, 1997
             (filed as Exhibit 10.13 to the Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
   10.15     Non-Recourse Secured Promissory Note of National Properties Trust (filed as Exhibit 10.14 to the Company's Form 8-K dated December 31, 1997 and incorporated herein by reference)
   10.16*    Commitment Letter and Term Sheet with respect to Credit Facility among the Company, the
             Operating Partnership and Prudential Securities Credit Corporation
   10.17     Form of Amended and Restated Mortgage Assignment of Leases, Security Agreement and
             Spreader Agreement and Renewal Promissory Note for Mall on the Mile and Palm Springs
             Village (filed as Exhibit 10.15 to the Company's Form 10-K for the year ended December 31,
             1997 and incorporated herein by reference)
   10.18**   Form of Letter Agreement with respect to Supplemental Representations and Warranties
   10.19**   Form of Letter Agreement with respect to Right of First Refusal
   21.1      List of Subsidiaries of the Company (filed as Exhibit 21.1 to the Company's Form 10-K for the year ended December 31, 1997 and incorporated herein by reference)
   23.1**    Consent of Ernst & Young LLP
   23.2**    Consent of Rosen Consulting Group
   23.3*     Consent of Ballard Spahr Andrews & Ingersoll (contained in Exhibit 5.1)
   23.4*     Consent of Pryor Cashman Sherman & Flynn LLP (contained in Exhibit 8.1)
   24.1**    Power of Attorney (contained on signature page)
   27.1**    Financial Data Schedule


------------------------

 * Filed herewith

** Previously filed